    Exhibit 99.1
CIRCOR Reports First-Quarter 2022 Financial Results; Announces the Appointment of Tony Najjar as President and Chief Executive Officer and Arjun Sharma as Chief Financial Officer

Burlington, Mass., August 11, 2022

CIRCOR International, Inc. (NYSE: CIR) (“CIRCOR” or “the Company”), one of the world’s leading providers of mission critical flow control products and services for the Industrial and Aerospace & Defense markets, today announced GAAP and adjusted financial results for the first quarter ended April 3, 2022. Results are in line with previously disclosed selected preliminary financial expectations.

Q1 2022 Overview Results As Reported:
•Orders of $222 million, down (2%) reported and up 1% organically
◦Aerospace & Defense orders of $78 million, up 7% reported and 8% organically
◦Industrial orders of $144 million, down (7%) reported and (2%) organically
•Backlog of $477 million, up 12% reported driven by strong demand in Industrial
•Revenue of $186 million up 5% reported and 8% organically
◦Aerospace & Defense revenue of $63 million, up 8% reported and 10% organically
◦Industrial revenue of $122 million, up 4% reported and 8% organically
•GAAP operating (loss) of ($11.8) million, down (124%) reported
•GAAP operating margin of (6.3%)
•Adjusted operating income $10.4 million, up 53%
•Adjusted operating margin of 5.6%, up 180 bps

Q1 2022 Overview Results Excluding Pipeline Engineering:
•Orders of $219 million, down (1%) adjusted and up 2% organically
◦Aerospace & Defense orders of $78 million, up 7% adjusted and 8% organically
◦Industrial orders of $141 million, down (5%) adjusted and flat organically
•Backlog of $477 million, up 13% adjusted, driven by strong demand in Industrial
•Revenue of $183 million up 5% adjusted and 9% organically
◦Aerospace & Defense revenue of $63 million, up 8% adjusted and 10% organically
◦Industrial revenue of $119 million, up 4% adjusted and 8% organically
•Adjusted operating income $13.6 million, up 47% adjusted
•Adjusted operating margin of 7.4%, up 210 bps

CIRCOR President and CEO, Tony Najjar said, “Our team delivered solid first quarter 2022 results highlighted by continued strong orders performance in A&D and core Industrial businesses partially offset by lumpiness in our downstream business. Revenues for the quarter were up 9% organically excluding Pipeline Engineering, driven by both segments. Excluding Pipeline Engineering, adjusted operating income for the quarter was up 47% and adjusted operating margin up 210 basis points. With a focus on our strategic priorities driving value-based pricing, simplification and cost out actions, we continue to position the Company for growth, expanding margins and improving cash flow.”

Selected Consolidated Results
(unaudited)

($ millions except EPS)	April 3, 2022	As Restated April 4, 2021	Change
Orders	221.6	226.7	-2%
Orders excluding Pipeline Engineering[1]	219.4	221.2	-1%
Revenue	$185.7	$176.5	5%
Revenue excluding Pipeline Engineering[1]	182.6	173.5	5%
GAAP operating (loss) income	(11.8)	(5.3)	-124%
Adjusted operating income[2]	10.4	6.8	53%
Adjusted operating income excluding Pipeline Engineering[1,2]	13.6	9.3	47%
GAAP operating margin	-6.3%	-3.0%	-330 bps
Adjusted operating margin[2]	5.6%	3.8%	180 bps
Adjusted operating margin excluding Pipeline Engineering[1,2]	7.4%	5.3%	210 bps
GAAP (loss) per share	$(1.06)	$(0.59)	-81%
Adjusted earnings per share (diluted)[2]	$0.05	$0.02	150%
Operating cash flow	(15.9)	(19.2)	17%
Free cash flow[3]	(19.5)	(22.6)	14%

Segment Results
(unaudited)

($ in millions)	April 3, 2022	As Restated April 4, 2021	Change
Aerospace & Defense
Orders	$77.9	$73.0	7%
Revenue	63.4	58.5	8%
Segment operating income	11.3	10.0	13%
Segment operating margin	17.9%	17.1%	80 bps

Industrial
Orders	$143.7	$153.7	-7%
Orders - excluding Pipeline Engineering[1]	141.5	148.2	-5%
Revenue	122.3	118.0	4%
Revenue - excluding Pipeline Engineering[1]	$119.3	$115.0	4%
Segment operating income	6.9	5.8	18%
Segment operating income excluding Pipeline Engineering	10.0	8.3	20%
Segment operating margin	5.6%	4.9%	70 bps
Segment operating margin (adjusted)	8.4%	7.2%	120 bps

1.Orders, revenue, adjusted operating income and adjusted operating margin excluding Pipeline Engineering businesses are non-GAAP measures. Pipeline Engineering accounting irregularities were initially noted on March 14,2022 8-K Filing and further described in the Company's Annual report Form 10-K filed with SEC on July 26, 2022 as related to the Industrial Segment.
2.Adjusted consolidated and segment results for Q1 2022 exclude net loss from non-cash acquisition-related intangible amortization and special and restructuring charges of $22.2 million. These charges include: (i) $10.4 million for non-cash acquisition-related intangible amortization and depreciation expense; (ii) $8.7 million of restructuring costs associated with the exit of the Pipeline Engineering business; (iii) $1.3 million costs due to the investigation into the accounting irregularities of the Pipeline Engineering business; (iv) $0.9 million charge for severance related to the former CEO; and (v) $0.9 million of other special and restructuring costs. Adjusted consolidated and segment results for Q1 2021 exclude net loss from discontinued operations of $0.2 million and net loss from non-cash acquisition-related intangible amortization, special and restructuring charges totaling $12.1 million. These charges include: (i) $12.9 million for non-cash acquisition-related intangible amortization and depreciation expense; and (ii) $0.8 million of other special and restructuring expense.
3.Free cash flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP operating cash flow.

Company Announces Executive Appointments
CIRCOR also announced that Tony Najjar has been appointed President & Chief Executive Officer, and Arjun “AJ” Sharma has been appointed Chief Financial Officer. Mr. Najjar, who joined the Company in 2015, has most recently served as the Chief Operating Officer and Interim President & Chief Executive Officer. Mr. Sharma, who joined the Company in 2009, has most recently served as Senior Vice President, Business Development and Interim Chief Financial Officer. Mr. Sharma will retain his leadership of business development in his new role.

“Since being appointed to their interim roles, Tony and AJ have demonstrated their ability to lead the Company through challenging times,” said Helmuth Ludwig, Chair of CIRCOR’s Board of Directors. “As the Board continues to evaluate strategic alternatives for the Company, we believe Tony and AJ are the right leaders for CIRCOR. While completing the accounting review that occurred earlier this year, they have also stabilized business operations, focused on employee engagement, strengthened customer relationships and are driving growth and margin expansion initiatives. We look forward to partnering with Tony and AJ to create value for our stakeholders.”

Use of Non-GAAP Financial Measures
In this press release, the Company uses the non-GAAP financial measures backlog, backlog excluding Pipeline Engineering, orders, orders excluding Pipeline Engineering, revenue excluding Pipeline Engineering, adjusted operating income, adjusted operating income excluding Pipeline Engineering, adjusted operating margin, adjusted operating margin excluding Pipeline Engineering, adjusted earnings per share and free cash flow. Non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating CIRCOR’s current operating performance and future prospects in the same manner as management does if they so choose. These non-GAAP financial measures also allow investors and others to compare CIRCOR’s current financial results with CIRCOR’s past financial results in a consistent manner.

We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. We exclude the results of discontinued operations. We exclude goodwill impairment charges. We exclude these costs because we do not believe they are indicative of our normal operating costs.

Due to the significance of recently sold or exited businesses and to provide a comparison of changes in our backlog, orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures and/or exited business are completed prior to April 3, 2022 were completed on January 1, 2021 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our peers. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

About CIRCOR International, Inc.
CIRCOR International is one of the world’s leading providers of mission critical flow control products and services for the Industrial and Aerospace & Defense markets. The Company has a product portfolio of market-leading brands serving its customers’ most demanding applications. CIRCOR markets its solutions directly and through various sales partners to more than 14,000 customers in approximately 100 countries. The Company has a global presence with approximately 3,100 employees and is headquartered in Burlington, Massachusetts. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the expectations the Company describes in its forward-looking statements. Substantial reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Important factors that could cause actual results to differ materially from expectations include, but are not limited to findings and conclusions of the Audit Committee’s review; the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures; the remediation of the material weaknesses in the Company’s internal controls over financial reporting or other potential weaknesses of which the Company is not currently aware or which have not been detected; the timing of the Company regaining compliance with the NYSE’s continued listing standards; the timing and outcome, if any, of the Company’s strategic alternatives review and its exit from the Pipeline Engineering business unit; the impact on the Company of the situation in Russia and Ukraine; and the risks detailed from time to time in the Company’s periodic reports filed with the SEC. Before making any investment decisions regarding CIRCOR, the Company strongly advises you to read the section entitled “Risk Factors” in its 2021 Annual Report on Form 10-K, which can be accessed under the “Investors” link of the Company’s website at www.circor.com. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Contact:
Scott Solomon
Senior Vice President
Sharon Merrill Associates, Inc.
(857) 383-2409

CIRCOR INTERNATIONAL, INC
CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data) (unaudited)

	Three Months Ended
	April 3, 2022	As Restated April 4, 2021

Net revenues	$185,655	$176,451
Cost of revenues	130,372	124,889
Gross profit	55,283	51,562
Selling, general and administrative expenses	58,069	57,637
Special and restructuring charges (recoveries), net	9,003	(809)
Operating (loss)	(11,789)	(5,266)
Other expense (income):
Interest expense, net	9,456	8,369
Other (income) expense	(1,287)	(1,781)
Total other expense, net	8,169	6,588
(Loss) from continuing operations before income taxes	(19,958)	(11,854)
Provision for (benefit from) income taxes	1,523	(297)
(Loss) from continuing operations, net of tax	$(21,481)	$(11,557)
(Loss) from discontinued operations, net of tax	$—	$(239)
Net (loss)	$(21,481)	$(11,796)

Basic (loss) per common share:
Basic from continuing operations	$(1.06)	$(0.58)
Basic from discontinued operations	$—	$(0.01)
Net (loss)	$(1.06)	$(0.59)
Diluted (loss) per common share:
Diluted from continuing operations	$(1.06)	$(0.58)
Diluted from discontinued operations	$—	$(0.01)
Net (loss)	$(1.06)	$(0.59)

Weighted average common shares outstanding:
Basic	20,310	20,054
Diluted	20,310	20,054

CIRCOR INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands) (unaudited)

	Three Months Ended
	April 3, 2022	As Restated April 4, 2021
OPERATING ACTIVITIES
Net (loss)	$(21,481)	$(11,796)
Income (loss) from discontinued operations, net of income taxes	—	(239)
(Loss) from continuing operations, net of tax	(21,481)	(11,557)
Adjustments to reconcile net (loss) to net cash provided by (used in) operating activities:
Depreciation	5,000	6,509
Amortization	9,397	10,696
Change in provision for bad debt expense	(89)	(465)
Write down of inventory	439	188
Compensation expense of share-based plans	(84)	1,402
Amortization of debt issuance costs	514	995
Deferred tax provision	—	(1,011)
(Gain) on sale of businesses	—	(1,947)
Other impairment charges	8,011	—
Changes in operating assets and liabilities, net of effects of acquisitions and divestitures:
Trade accounts receivable	4,242	(3,707)
Inventories	(15,465)	(8,255)
Prepaid expenses and other assets	(5,671)	(8,875)
Accounts payable, accrued expenses and other liabilities	(737)	(2,547)
Net cash used in continuing operations activities	(15,924)	(18,574)
Net cash used in discontinued operations activities	—	(636)
Net cash (used in) operating activities	(15,924)	(19,210)
INVESTING ACTIVITIES
Additions of property, plant and equipment	(3,607)	(3,394)
Proceeds from the sale of property, plant and equipment	15	2
Proceeds from beneficial interest of factored receivables	927	812
Proceeds from sale of business	—	7,193
Net cash (used in) provided by investing activities	(2,665)	4,613
FINANCING ACTIVITIES
Proceeds from long-term debt	51,325	63,500
Payments of long-term debt	(30,875)	(46,500)
Net Change in short-term borrowings	925	(22)
Proceeds from the exercise of stock options	—	151
Withholding tax payments on net share settlements on equity rewards	(821)	(3,274)
Net cash used in financing activities	20,554	13,855
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(712)	(1,615)
INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	1,253	(2,357)
Cash, cash equivalents and restricted cash at beginning of period	61,374	68,607
CASH, CASH EQUIVALENTS, AND RESTRICTED CASH AT END OF PERIOD	$62,627	$66,250

CIRCOR INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data) (unaudited)

	April 3, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$61,122	$59,924
Trade accounts receivable, net	95,638	100,149
Inventories	134,540	123,343
Prepaid expenses and other current assets	113,162	110,749
Total Current Assets	404,462	394,165
PROPERTY, PLANT AND EQUIPMENT, NET	150,546	154,461
OTHER ASSETS:
Goodwill	122,256	122,906
Intangibles, net	290,335	303,476
Deferred income taxes	764	756
Other assets	43,275	43,534
TOTAL ASSETS	$1,011,638	$1,019,298
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$83,134	$83,382
Accrued expenses and other current liabilities	75,711	81,998
Accrued compensation and benefits	30,560	26,551
Short-term borrowings and current portion of long-term debt	2,531	1,611
Total Current Liabilities	191,936	193,542
LONG-TERM DEBT	532,580	511,694
DEFERRED INCOME TAXES	21,283	21,721
PENSION LIABILITY, NET	119,170	120,881
OTHER NON-CURRENT LIABILITIES	36,348	37,744
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 29,000,000 shares authorized; 21,683,147 and 21,633,131 shares issued at April 3, 2022 and December 31, 2021 respectively	217	217
Additional paid-in capital	454,269	454,852
Accumulated deficit	(219,562)	(198,081)
Common treasury stock, at cost (1,372,488 shares at April 3, 2022 and December 31, 2021)	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(50,131)	(48,800)
Total Shareholders’ Equity	110,321	133,716
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,011,638	$1,019,298

CIRCOR INTERNATIONAL, INC.
SUMMARY OF ORDERS AND BACKLOG
(in millions) (unaudited)

	Three Months Ended
	April 3, 2022	As Restated April 4, 2021

ORDERS (1)
Aerospace & Defense	$77.9	$73.0
Industrial	143.7	153.7
Total Orders	$221.6	$226.7

	April 3, 2022	As Restated April 4, 2021
BACKLOG (2)
Aerospace & Defense	$199.7	$198.2
Industrial	276.8	226.4
Total Backlog	$476.5	$424.6

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer backlog amounts denominated in foreign currencies. Industrial includes $2.3 million and $5.5 million orders in Pipeline Engineering for 2022 and 2021 respectively.
Note 2: Backlog is calculated as current period orders plus unshipped customer orders from prior periods for which revenue has not been recognized. Industrial includes $1.2 million in Pipeline Engineering for 2021.

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
As reported	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ORDERS
Aerospace & Defense	$72,999	$54,243	$54,028	$73,898	$255,168	$77,890
Industrial	153,695	155,959	139,691	146,065	595,410	143,727
Total	$226,693	$210,203	$193,719	$219,964	$850,578	$221,617

NET REVENUES
Aerospace & Defense	$58,488	$60,613	$63,461	$69,979	$252,541	$63,370
Industrial	117,963	126,977	126,248	134,938	506,126	122,285
Total	$176,451	$187,590	$189,709	$204,917	$758,667	$185,655

SEGMENT OPERATING INCOME
Aerospace & Defense	$9,988	$11,741	$15,927	$18,416	$56,073	$11,320
Industrial	5,834	7,237	7,124	8,700	28,896	6,857
Corporate expenses	(9,035)	(7,950)	(7,015)	(6,636)	(30,638)	(7,770)
Total	$6,787	$11,028	$16,036	$20,480	$54,331	$10,407

SEGMENT OPERATING MARGIN %
Aerospace & Defense	17.1%	19.4%	25.1%	26.3%	22.2%	17.9%
Industrial	4.9%	5.7%	5.6%	6.4%	5.7%	5.6%
Total	3.8%	5.9%	8.5%	10.0%	7.2%	5.6%

	2021 As Restated					2022
Pipeline Engineering (1)	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ORDERS - Industrial	$5,531	$5,192	$6,575	$7,121	$24,419	$2,260
NET REVENUES - Industrial	$2,994	$3,124	$3,236	$5,248	$14,602	$3,012
SEGMENT OP. INC. -Industrial	$(2,479)	$(1,754)	$(2,470)	$(3,191)	$(9,893)	$(3,190)
1) Excluding Pipeline Engineering business as related to the Industrial Segment with respect to accounting irregularities noted on March 14, 2022 8-K filing.

CIRCOR INTERNATIONAL, INC.
SUPPLEMENTAL INFORMATION REGARDING PIPELINE ENGINEERING
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
Results excluding Pipeline Engineering	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
ORDERS
Aerospace & Defense	$72,999	$54,243	$54,028	$73,898	$255,168	$77,890
Industrial	148,164	150,767	133,116	138,944	570,991	141,467
Total	$221,163	$205,010	$187,144	$212,842	$826,159	$219,357

NET REVENUES
Aerospace & Defense	$58,488	$60,613	$63,461	$69,979	$252,541	$63,370
Industrial	114,969	123,853	123,012	129,690	491,524	119,273
Total	$173,457	$184,466	$186,473	$199,669	$744,065	$182,643

SEGMENT OPERATING INCOME
Aerospace & Defense	$9,988	$11,741	$15,927	$18,416	$56,073	$11,320
Industrial	8,313	8,991	9,594	11,891	38,789	10,047
Corporate expenses	(9,035)	(7,950)	(7,015)	(6,636)	(30,638)	(7,770)
Total	$9,266	$12,782	$18,506	$23,671	$64,224	$13,597

SEGMENT OPERATING MARGIN %
Aerospace & Defense	17.1%	19.4%	25.1%	26.3%	22.2%	17.9%
Industrial	7.2%	7.3%	7.8%	9.2%	7.9%	8.4%
Total	5.3%	6.9%	9.9%	11.9%	8.6%	7.4%

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR

Net Cash (Used In) Provided By Operating Activities	$(19,210)	$8,866	$10,197	$10,595	$10,448	$(15,924)
LESS
Capital expenditures, net of sale proceeds (a)	3,392	2,644	4,541	4,168	14,745	3,592
FREE CASH FLOW	$(22,602)	$6,222	$5,656	$6,427	$(4,297)	$(19,516)

Gross Debt	$538,541	$524,391	$518,464	$526,311	$526,311	$546,775
Less: Cash & Cash equivalents	64,837	58,862	58,013	59,924	59,924	61,122
GROSS DEBT, NET OF CASH	$473,704	$465,529	$460,451	$466,387	$466,387	$485,653

TOTAL SHAREHOLDERS' EQUITY	$138,663	$122,185	$121,256	$133,716	$133,716	$110,321

GROSS DEBT AS % OF EQUITY	388%	429%	428%	394%	394%	496%
GROSS DEBT, NET OF CASH AS % OF EQUITY	342%	381%	380%	349%	349%	440%

(a) Includes capital expenditures, net of proceeds of asset sales from GAAP operating cash flow.

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR
NET (LOSS) INCOME	$(11,796)	$(18,784)	$(2,630)	$(28,427)	$(61,638)	$(21,481)
LESS:
Restructuring related inventory charges (recoveries), net	—	958	(60)	(299)	599	2,757
Restructuring charges, net	2,060	2,281	(312)	205	4,234	6,447
Acquisition amortization	10,487	10,498	10,417	10,369	41,772	9,391
Acquisition depreciation	2,375	1,327	1,412	1,397	6,511	1,045
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556
Goodwill Impairment charge	—	—	—	10,500	10,500	—
Income tax impact	(44)	2,425	(596)	(1,622)	163	384
Net loss (income) from discontinued operations	239	878	(2,510)	(13)	(1,406)	—
ADJUSTED NET INCOME	$451	$4,106	$6,847	$9,369	$20,773	$1,099

(LOSS) EARNINGS PER COMMON SHARE (Diluted)	$(0.58)	$(0.91)	$(0.13)	$(1.38)	$(3.00)	(1.06)
LESS:
Restructuring related inventory charges	—	0.05	—	(0.01)	0.03	0.14
Restructuring charges, net	0.10	0.11	(0.02)	0.01	0.21	0.32
Acquisition amortization	0.51	0.51	0.51	0.51	2.04	0.46
Acquisition depreciation	0.12	0.06	0.07	0.07	0.32	0.05
Special (recoveries) charges, net	(0.14)	0.22	0.05	0.84	0.98	0.13
Impairment charge	—	—	—	0.51	0.51	—
Income tax impact	—	0.12	(0.03)	(0.08)	0.01	0.02
(Loss) earnings) per share from discontinued operations	0.01	0.04	(0.12)	—	(0.07)	—
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.02	$0.20	$0.33	$0.46	$1.01	$0.05

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR

NET (LOSS) INCOME	$(11,796)	$(18,784)	$(2,629)	$(28,426)	$(61,635)	$(21,481)
LESS:
Interest expense, net	8,369	7,958	7,997	8,040	32,365	9,456
Depreciation	6,509	5,460	5,536	5,348	22,854	5,000
Amortization	10,696	10,657	10,576	10,375	42,304	9,397
Provision for income taxes	(297)	2,659	850	1,970	5,182	1,523
Loss (income) from discontinued operations	239	878	(2,510)	(13)	(1,406)	—
EBITDA	$13,720	$8,828	$19,820	$(2,706)	$39,664	$3,895
LESS:
Restructuring related inventory charges (recoveries)	—	958	(60)	(299)	599	2,757
Restructuring charges, net	2,060	2,281	(312)	205	4,234	6,447
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556
Goodwill impairment charge	—	—	—	10,500	10,500	—
ADJUSTED EBITDA	$12,910	$16,590	$20,574	$24,959	$75,035	$15,655

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS
(in thousands, except percentages) (unaudited)

	2021 As Restated					2022
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR

GAAP OPERATING INCOME (LOSS)	$(5,266)	$(8,557)	$3,451	$(18,952)	$(29,323)	$(11,789)
LESS:
Restructuring related inventory charges (recoveries)	—	958	(60)	(299)	599	2,757
Restructuring charges, net	2,060	2,281	(312)	205	4,234	6,447
Acquisition amortization	10,487	10,498	10,417	10,369	41,772	9,391
Acquisition depreciation	2,375	1,327	1,412	1,397	6,511	1,045
Special (recoveries) charges, net	(2,870)	4,523	1,126	17,259	20,038	2,556
Goodwill impairment charge	—	—	—	10,500	10,500	—
ADJUSTED OPERATING INCOME	$6,787	$11,029	$16,035	$20,479	$54,331	$10,407

GAAP OPERATING MARGIN	(3.0)%	(4.6)%	1.8%	(9.2)%	(3.9)%	(6.3)%
LESS:
Restructuring related inventory charges (recoveries)	—%	0.5%	—%	(0.1)%	0.1%	1.5%
Restructuring charges, net	1.2%	1.2%	(0.2)%	0.1%	0.6%	3.5%
Acquisition amortization	5.9%	5.6%	5.5%	5.1%	5.5%	5.1%
Acquisition depreciation	1.3%	0.7%	0.7%	0.7%	0.9%	0.6%
Special (recoveries) charges, net	(1.6)%	2.4%	0.6%	8.4%	2.6%	1.4%
Goodwill impairment charge	—%	—%	—%	5.1%	1.4%	—%
ADJUSTED OPERATING MARGIN	3.8%	5.9%	8.5%	10.0%	7.2%	5.6%

Note regarding financial statements: Restated amounts are computed independently each quarter; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding.